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                   U.S. SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549




                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




     Date of report (date of earliest event reported):  December 31, 2001
                                                       -------------------



                               HARBORTOWN CORP.
           --------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)


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             DELAWARE                        000-32101                58-2502341
  --------------------------------    ------------------------    -------------------
  (State or Other Jurisdiction of     (Commission File Number)     (I.R.S. Employer
   Incorporation or Organization)                                 Identification No.)
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      110 Cedarhurst Ave., Point Lookout,  N.Y.                  11569
      -----------------------------------------                ----------
      (Address of Principal Executive Offices)                 (Zip Code)



Registrant's telephone number, including area code:  (770) 481-7205
                                                    ----------------


        1000 Abernathy Road N.E., Suite #310, Atlanta, Georgia  30328
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

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Item 4.   Changes in Registrant's Certifying Accountant

     Harbortown Corp. ("Registrant"), which is a "small business issuer" as defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, was incorporated on November 4, 1999 under the laws of the State of Delaware to engage in any lawful corporate undertaking, including, but not limited to, selected mergers and acquisitions. The Company has been in the developmental stage since inception. Registrant had previously retained Massella Rubenstein LLP, Jericho, N.Y. ("MR"), as their certifying accountants with respect to their financial statements for the period from their organization and through December 31, 2001.

      (a) On December 31, 2001, Registrant retained Gerson Preston Robinson & Co, PA., Miami, Florida ("GPR"), as the certifying accountant for Registrant's financial statements. MR was notified of their termination on March 6, 2002. The reports of MR on the financial statements of Registrant for the period since Registrant's organization contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audit for the period from organization of Registrant and through September 30, 2000, and during subsequent interim periods, there were no disagreements with MR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of MR, would have caused MR to make reference thereto in their report on the financial statements for such period. Registrant has requested that MR furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated March 14, 2002, is filed as Exhibit 16 to this Form 8-K.

      (b) Registrant had not previously retained or consulted GPR with respect to the application of accounting principles to any transaction, the type of audit opinion that might be rendered on Registrant's financial statements, or as to any matter that was either the subject of a disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, or a reportable event (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-B).

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibit 16    Massella Rubenstein LLP, Jericho, New York, Letter
                           on Change in Certifying Accountant

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Harbortown Corp.
                                        (Registrant)




Date: March 14, 2002                    By:   /s/ Thomas Gordon
                                            -------------------------
                                            Thomas Gordon, President and
                                            Chief Executive Officer
                                            (Principal Executive Officer)